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                                                                   Exhibit 10.15


                            1998 MOODY'S CORPORATION
                  NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN
              (as amended and restated as of the Distribution Date)


1.       PURPOSE OF THE PLAN

         The purpose of the Plan is to aid the Company in attracting, retaining and compensating non-employee directors and to enable them to increase their ownership of Shares. The Plan will be beneficial to the Company and its stockholders since it will allow non-employee directors of the Board to have a greater personal financial stake in the Company through the ownership of Shares, in addition to underscoring their common interest with stockholders in increasing the value of the Shares on a long-term basis. As a result of the distribution of the shares of New D&B owned by the Company to the holder of record of Shares, the Company has amended and restated the Plan as of the Distribution Date.

2.       DEFINITIONS

         The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

                  (a) Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

                  (b) Award: An Option, Share of Restricted Stock or Performance Share granted pursuant to the Plan.

                  (c) Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

                  (d)      Board: The Board of Directors of the Company.

                  (e) Change in Control: The occurrence of any of the following events: (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Act, (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities.

                                    (ii) during any period of twenty-four months
                           (not including any period prior to the Distribution
                           Date), individuals who at the beginning of such period constitute the Board, and any new Director (other than a Director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of
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                           this Section, a Director designated by any Person
                           (including the Company) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a Change in Control or a Director designated by any Person who is the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's securities) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof.

                                    (iii) the shareholders of the Company
                           approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation and after which no Person holds 20% or more of the combined voting power of the then outstanding securities of the Company or such surviving entity; or

                                    (iv) the shareholders of the Company approve
                           a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  (f) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

                  (g) Committee: The Compensation and Benefits Committee of the Board, or any successor thereto or other committee designated by the Board to assume the obligations of the Committee hereunder.

                  (h) Company: The New Dun & Bradstreet Corporation, a Delaware corporation, to be renamed "The Dun & Bradstreet Corporation" after June 30, 1998, to be renamed the Moody Corporation after the Distribution Date.

                  (i) D&B: The Dun & Bradstreet Corporation, a Delaware corporation.

                  (j) Disability: Inability to continue to serve as a non-employee director due to a medically determinable physical or mental impairment which constitutes a permanent and total disability, as determined by the Committee (excluding any member thereof whose own Disability is at issue in a given case) based upon such evidence as it deems necessary and appropriate;
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                           provided, however, that following the Distribution
                           Date, the Disability of a New D&B Director shall be determined by the New D&B Committee. A Participant shall not be considered disabled unless he or she furnishes such medical or other evidence of the existence of the Disability as the Committee or the New D&B Committee, as the case may be, in its sole discretion, may require.

                  (k) Distribution Date: The date on which the shares of New D&B that are owned by the Company are distributed to the holders of record of shares of the Company.

                  (l) Effective Date: The date on which the Plan takes effect, as defined pursuant to Section 14 of the Plan.

                  (m) Fair Market Value: On a given date, the arithmetic mean of the high and low prices of the Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or, if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith. If no sale of Shares shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealers Automated Quotation System on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

                  (n) New D&B: The New D&B Corporation, a Delaware corporation, to be renamed "The Dun & Bradstreet Corporation" following the Distribution Date.

                  (o)      New D&B Board: The Board of Directors of New D&B.

                  (p) New D&B Change in Control: The occurrence of any of the following events:

                                    (i) any "Person," as such term is used in
                           Sections 13(d) and 14(d), (other than New D&B, any trustee or other fiduciary holding securities under an employee benefit plan of New D&B, or any
                           corporation owned, directly or indirectly, by the shareholders of New D&B in substantially the same proportions as their ownership of stock of New D&B), is or becomes the Beneficial Owner, directly or indirectly, of
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                           securities of New D&B representing 20% or more of the
                           combined voting power of New D&B's then outstanding securities.

                                    (ii) during any period of twenty-four months
                           (not including any period prior to the Distribution
                           Date), individuals who at the beginning of such period constitute the New D&B Board, and any new Director (other than a Director designated by a person who has entered into an agreement with New D&B to effect a transaction described in clause (i),
                           (iii) or (iv) of this Section, a Director designated by any Person (including New D&B) who publicly announces an intention to take or to consider taking actions (including, but not limited to, an actual or threatened proxy contest) which if consummated would constitute a New D&B Change in Control or a Director designated by any Person who is the Beneficial Owner, directly or indirectly, of securities of New D&B representing 10% or more of the combined voting power of New D&B's securities) whose election by the New D&B Board or nomination for election by New D&B's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof.

                                    (iii) the shareholders of New D&B approve a
                           merger or consolidation of New D&B with any other corporation, other than a merger or consolidation which would result in the voting securities of New D&B outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of New D&B or such surviving entity outstanding immediately after such merger or consolidation and after which no Person holds 20% or more of the combined voting power of the then outstanding securities of New D&B or such surviving entity; or

                                    (iv) the shareholders of New D&B approve a
                           plan of complete liquidation of New D&B or an agreement for the sale or disposition by New D&B of all or substantially all of New D&B's assets.

                  (q) New D&B Committee: The Compensation and Benefits Committee of the New D&B Board, or any successor thereto or other committee designated by the New D&B Board to assume the obligations of the New D&B Committee hereunder.

                  (r) New D&B Director: A Participant who is a director of New D&B immediately following the Distribution Date.

                  (s) Option: A stock option granted pursuant to Section 6 of the Plan.

                  (t) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(b) of the Plan.
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                  (u)      Participant: Any director of the Company who is not
                           an employee of the Company or any Subsidiary of the Company as of the date that an Award is granted.

                  (v) Performance Period: The calendar year or such other period of time as shall be designated by the Committee from time to time.

                  (w) Performance Share: A periodic bonus award, payable in unrestricted Shares, granted pursuant to Section 8(a) of the Plan.

                  (x) Person: As such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

                  (y) Plan: The 1998 Moody's Corporation Non-Employee Directors' Stock Incentive Plan, as amended and restated.

                  (z) Restricted Stock: A Share of restricted stock granted pursuant to Section 7 of the Plan.

                  (aa) Retirement: Termination of service with the Company after such Participant has attained age 70, regardless of the length of such Participant's service; or, with the prior written consent of the Committee (excluding any member thereof whose own Retirement is at issue in a given case), termination of service at an earlier age after the Participant has completed six or more years of service with the Company; provided, however, that following the Distribution Date, the Retirement of a New D&B Director shall be based on his or her service as a non-employee director of the Board and the New D&B Board and/or the prior written consent of the New D&B Committee.

                  (bb) Shares: Shares of common stock, par value $0.01 per share, of the Company.

                  (cc)     Subsidiary: A subsidiary corporation, as defined in
                           Section 424(f) of the Code (or any successor section thereto).

                  (dd) Termination of Service: A Participant's termination of service with the Company; provided, however, that following the Distribution Date, a New D&B Director's termination of service shall be based on his or her termination of service with New D&B.

3.       SHARES SUBJECT TO THE PLAN

         The total number of Shares which may be issued under the Plan is 200,000. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Awards shall reduce the total number of Shares available under the Plan. Shares which are subject to Awards which terminate or lapse may be granted again under the Plan.
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4.       ADMINISTRATION

         The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two "non-employee directors" within the meaning of Rule 16b-3 under the Act (or any successor rule thereto); provided, however, that any action permitted to be taken by the Committee may be taken by the Board, in its discretion. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

5.       ELIGIBILITY

         All Participants shall be eligible to participate under this Plan.

6.       TERMS AND CONDITIONS OF OPTIONS

         Options granted under the Plan shall be non-qualified stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

                  (a) Grants. A Participant may receive, on such dates as determined by the Committee in its sole discretion, grants consisting of such number of Options as determined by the Committee in its sole discretion.

                  (b) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Shares on the date an Option is granted.

                  (c) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted.

                  (d) Exercise of Options. Except as otherwise provided in the Plan or in a related Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i),
(ii) or (iii) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and partly in such Shares or (iv) through the delivery of
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irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the occurrence of the exercise date (determined as set forth above) and, if applicable, the satisfaction of any other conditions imposed by the Committee pursuant to the Plan.

                  (e) Exercisability Upon Termination of Service by Death. Upon a Termination of Service by reason of death after the first anniversary of the date on which an Option is granted, the unexercised portion of such Option shall immediately vest in full and may thereafter be exercised during the shorter of the remaining term of the Option or five years after the date of death.

                  (f) Exercisability Upon Termination of Service by Disability or Retirement. Upon a Termination of Service by reason of Disability or Retirement after the first anniversary of the date on which an Option is granted, the unexercised portion of such Option may thereafter be exercised during the shorter of the remaining term of the Option or five years after the date of such Termination of Service; provided, however, that if a Participant dies within a period of five years after such Termination of Service, the unexercised portion of the Option shall immediately vest in full and may thereafter be exercised, during the shorter of the remaining term of the Option or the period that is the longer of five years after the date of such Termination of Service or one year after the date of death.

                  (g) Effect of Other Termination of Service. Upon a Termination of Service by reason of Disability or Retirement prior to the first anniversary of the date on which an Option is granted (as described above), then, a pro rata portion of such Option shall immediately vest in full and may be exercised thereafter, during the shorter of (A) the remaining term of such Option or (B) five years after the date of such Termination of Service, for a prorated number of Shares (rounded down to the nearest whole number of Shares), equal to (i) the number of Shares subject to such Option multiplied by (ii) a fraction the numerator of which is the number of days the Participant served on the Board and the New D&B Board subsequent to the date on which such Option was granted and the denominator of which is 365. The portion of such Option which is not so exercisable shall terminate as of the date of Disability or Retirement. Upon a Termination of Service for any other reason prior to the first anniversary of the date on which an Option is granted, such Option shall thereupon terminate. Upon a Termination of Service for any reason other than death, Disability or Retirement after the first anniversary of the date on which an Option is granted, the unexercised portion of such Option shall thereupon terminate.

                  (h) Nontransferability of Stock Options. Except as otherwise provided in this Section 6(h), a stock option shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of an optionee an option shall be exercisable only by the optionee. An option exercisable after the death of an optionee or a transferee pursuant to the following sentence may be exercised by the legatees, personal representatives or distributees of the optionee or such transferee. The Committee may, in its discretion, authorize all or a portion of the options previously granted or to be granted to an optionee to be on terms which permit irrevocable transfer for no consideration by such optionee to any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the optionee, trusts for the exclusive benefit of these persons, and any
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other entity owned solely by these persons ("Eligible Transferees"), provided that (x) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section and (y) subsequent transfers of transferred options shall be prohibited except those in accordance with the first sentence of this Section 6(h). The Committee may, in its discretion, amend the definition of Eligible Transferees to conform to the coverage rules of Form S-8 under the Securities Act of 1933 or any comparable Form from time to time in effect. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of Termination of Service of Sections 6(e), 6(f) and 6(g) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified, in Sections 6(e), 6(f) and 6(g). The Committee may delegate to a committee consisting of employees of the Company the authority to authorize transfers, establish terms and conditions upon which transfers may be made and establish classes of options eligible to transfer options, as well as to make other determinations with respect to option transfers.

7.       TERMS AND CONDITIONS OF RESTRICTED STOCK

         Restricted Stock granted under the Plan shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

                  (a) Grants. A Participant may receive, on such dates as determined by the Committee in its sole discretion, grants consisting of such amounts of Restricted Stock as determined by the Committee in its sole discretion.

                  (b) Restrictions. Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned or otherwise disposed of under any circumstances; provided, however, that the foregoing restrictions shall lapse at such time and upon such terms and conditions as may be specified by the Committee in the related Award agreement(s).

                  (c) Forfeiture of Grants. Except to the extent otherwise specified by the Committee in a related Award agreement(s), all Shares of Restricted Stock as to which restrictions have not previously lapsed pursuant to
Section 7(b) of the Plan shall be forfeited upon a Participant's Termination of Service for any reason (including, without limitation, by reason of death, Disability or Retirement).

                  (d) Other Provisions. During the period prior to the date on which the foregoing restrictions lapse, Shares of Restricted Stock shall be registered in the Participant's name and such Participant shall have voting rights and receive dividends with respect to such Restricted Stock.

8.       TERMS AND CONDITIONS OF PERFORMANCE SHARES

                  (a) Establishment of Annual Performance Target Levels and Number of Performance Shares. Prior to the commencement of a given Performance Period, the Committee shall establish performance goals for the Company for such performance period. The Committee
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shall also establish the number of Performance Shares that would be payable to
Participants upon the attainment of various performance goals during such Performance Period.

                  (b) Payment in Unrestricted Shares. As soon as practicable following a given Performance Period, Participants shall receive unrestricted Shares equal to the number of Performance Shares earned by such Participant during such Performance Period. A Participant who did not serve on the Board during an entire Performance Period shall receive a prorated number of Shares (rounded down to the nearest whole number of Shares) based upon (i) the number of days during the Performance Period during which such Participant served on the Board and (ii) the actual performance results.

                  (c) Authorization for Committee to Permit Deferral. Notwithstanding Section 8(b) of the Plan, a Participant may, if and to the extent permitted by the Committee, elect to defer payment of any unrestricted Shares payable as a result of any Performance Shares earned by such Participant; provided, however, that any such election must be made (i) no later than June 30 of the year immediately preceding the year in which any such unrestricted Shares are to be paid and (ii) in accordance with such terms and conditions as are established by the Committee in its sole discretion.

9.       ADJUSTMENTS UPON CERTAIN EVENTS

         Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

                  (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends, the Committee in its sole discretion and without liability to any person may make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option Price and/or (iii) any other affected terms of such Awards.

                  (b) Change in Control. Upon the occurrence of a Change in Control, (i) all restrictions on Shares of Restricted Stock shall lapse, (ii) each Participant shall receive the target number of Performance Shares for the Performance Period in which the Change in Control occurs (or, if no target number has been established for such Performance Period, the target number for the immediately preceding Performance Period shall be used) and (iii) all Stock Options shall vest and become exercisable.

                  (c) New D&B Change in Control. Upon the occurrence of a New D&B Change in Control, with respect to Awards granted prior to the Distribution Date, (i) all restrictions on Shares of Restricted Stock held by New D&B Directors shall lapse, (ii) each New D&B Director shall receive the target number of Performance Shares for the Performance Period in which the New D&B Change in Control occurs (or, if no target number has been established for such Performance Period, the target number for the immediately preceding Performance Period shall be used) and (iii) all Stock Options held by New D&B Directors shall vest and become exercisable.
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10.      SUCCESSORS AND ASSIGNS

         The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

11.      AMENDMENTS OR TERMINATION

         The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of any Participant under any Award theretofore granted without such Participant's consent.

12.      NONTRANSFERABILITY OF AWARDS

         Except as provided in Section 6(h) of the Plan, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant, an Award shall be exercisable only by such Participant. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Notwithstanding anything to the contrary herein, the Committee, in its sole discretion, shall have the authority to waive this Section 12 (or any part thereof) to the extent that this
Section 12 (or any part thereof) is not required under the rules promulgated under any law, rule or regulation applicable to the Company.

13.      CHOICE OF LAW

         The Plan shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

14.      EFFECTIVENESS OF THE PLAN

         The Plan shall be effective as of June 30, 1998.